UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 27, 2005
                                                      ----------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  1-9334                                   13-3258160
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         (Commission File Number)              (IRS Employer Identification No.)


           Twelve Commerce Drive, Shelton, CT.                    06484
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         (Address of Principal Executive Offices)              (Zip Code)

                                  203 402 1000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported its results of operations for the three and six months ended December 31, 2004. Details of this announcement are contained in the press release of the Company dated January 27, 2005, and furnished with this Current Report on Form 8-K as
Exhibit 99.1.

Item 8.01         Other Events

         The Company issued a press release dated January 27, 2005, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits


                     99.1 Earnings release for the period ended December 31, 2004 issued by the Company on January 27, 2005 (furnished herewith).

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BALDWIN TECHNOLOGY COMPANY, INC.
                                       --------------------------------
                                               (Registrant)

                                       By:   /s/ Vijay C. Tharani
                                          ---------------------------------
                                                Vijay C. Tharani
                                            (Chief Financial Officer)




Dated: January 27, 2005